================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 5, 2000
                Date of Report (Date of earliest event reported)



                        COMPUTER AUTOMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                        000-27419                75-2749166
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



                       1825 EAST PLANO PARKWAY, SUITE 200
                               PLANO, TEXAS 75075
              (Address of principal executive offices and zip code)




                                 (972) 578-3128
                         (Registrant's telephone number,
                              including area code)


================================================================================

ITEM 5. OTHER EVENTS

BOARD APPROVAL OF STOCK OPTION PLAN

         On June 5, 2000, the Board of Directors of Computer Automation Systems, Inc. (the "Company") approved the Computer Automation Systems, Inc. 2000 Stock Option Plan (the "Plan"). The Plan was established to attract, retain and motivate employees, directors, consultants, or other persons providing services to the Company or any company that is a parent or subsidiary of the Company, thereby promoting the long-term financial interest of the Company. The Plan is subject to shareholder approval. As of June 5, 2000, the Board of Directors of the Company held an aggregate of approximately 74% of the outstanding shares of the Company's common stock.

         Options granted under the Plan may be either Nonqualified Stock Options or Incentive Stock Options, as determined in the discretion of the Board of Directors or the committee of the Board of Directors granting such options (the "Committee"). Only employees may be granted Incentive Stock Options under the Plan. The Board of Directors or the Committee has complete discretion subject to the terms of the Plan to select the optionees and to establish the type, terms and conditions of each option. On June 5, 2000, the Board of Directors granted options for an aggregate of 275,000 shares to employees, directors and consultants, with an exercise price equal to fair market value. Such grants are subject to shareholder approval at the next annual meeting. All options granted are fully vested.

         The maximum number of shares of the Company's common stock initially reserved for issuance over the term of the Plan shall not exceed 500,000 shares. The number of shares available for issuance under the Plan shall automatically increase on the first day of each calendar year during the term of the Plan, beginning with the 2001 calendar year, by an amount equal to one and one-quarter percent (1.25%) of the shares of Company stock outstanding on the last day of the immediately preceding calendar year, but in no event shall such annual increase exceed 200,000 shares.

ITEM 7.           FINANCIAL STATEMENTS, PRO FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits

                  Exhibit No.             Description

                      4.1                 Computer Automation Systems, Inc.
                                          2000 Stock Option Plan

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COMPUTER AUTOMATION SYSTEMS, INC.



Dated: June 16, 2000                By: /s/ Michael E. Cherry
                                       -----------------------------------------
                                            Michael E. Cherry
                                            Chief Executive Officer and Director

                                INDEX TO EXHIBITS



         EXHIBIT
         NUMBER               DESCRIPTION
         -------              -----------
           4.1                Computer Automation Systems, Inc.
                              2000 Stock Option Plan